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                                                                    EXHIBIT 23.2

             CONSENT OF REUBEN E. PRICE & CO., INDEPENDENT AUDITORS

    We hereby consent to the use in this Registration Statement on Form S-1 of our report dated August 12, 1998 relating to the consolidated financials statements of FiNet.com, Inc. (formerly known as Finet Holdings Corporation) and subsidiaries, and to the reference to our Firm under the "Experts" caption in the Prospectus.

/s/ RUEBEN E. PRICE & CO.

San Francisco, California
August 30, 1999